ADVISORS DISCIPLINED TRUST 288 AND 327

                          SUPPLEMENT TO THE PROSPECTUS

     The second paragraph under "Understanding Your Investment--How to Buy Units--Sales Fee" is replaced by the following: "After the end of the initial offering period, the maximum sales fee for secondary market transactions is equal to 2.50% of the public offering price per unit."

     The fifth paragraph under "Understanding Your Investment--How Your Trust Works--How We Distribute Units" is replaced by the following: "After the initial offering period, the broker-dealer concession or agency commission for secondary market transactions is equal to 2.00% of the public offering price per unit."

     Supplement Dated:  March 9, 2009





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